united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22756

Advisors Preferred Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110 Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 6/30

Date of reporting period: 6/30/15

Item 1. Reports to Stockholders.

Annual Report
June 30, 2015

Quantified Managed Bond Fund
Investor Class Shares [QBDSX]

Quantified All-Cap Equity Fund
Investor Class Shares [QACFX]

Quantified Market Leaders Fund
Investor Class Shares [QMLFX]

Quantified Alternative Investment Fund
Investor Class Shares [QALTX]

1-855-64-QUANT (1-855-647-8268)
www.advisorspreferred.com

Distributed by Ceros Financial Services, Inc.

Dear Shareholders:

This Annual report for the Quantified Funds covers the period from July 1, 2014 – June 30, 2015. The Quantified Funds are comprised of the Quantified All-Cap Equity Fund, the Quantified Alternative Fund, the Quantified Managed Bond Fund (whose name was changed to the Quantified Managed Income Fund on August 4, 2015), and the Quantified Market Leaders Fund.

During this period, the S&P 500 Index, driven by expanding corporate earnings and improving economic data, increased by 7.42%. However, the period was volatile. During the second half of 2014 until the latter part of February, the trend was up in spite of the volatility. Beginning in late February, the S&P 500 Index has traded in a range between 2,040 and 2,134 with a number of percentage moves in the index exceeding 3% from peak to trough. The 50-day moving average of daily price closes of this index, a closely watched indicator of the trend in the market, has so far in 2015, with 35 switchbacks above and below the 50-day moving average, exceeded the historical record of 32 switchbacks set in 1993. Bonds also have been volatile, although the average bond index such as the Barclays Aggregate Bond Index was up 1.86% for the period. Led by energy, most commodities were down for the period.

Looking forward, the outlook for the remainder of the year may be more positive for equities. Economic indicators have been generally improving. Earnings reports from the second quarter continue to exceed analyst expectations for the most part at a higher rate than last quarter. Revenue reports are similarly outperforming the first half. Investors seem not to have focused on these positives as of yet, distracted as they have been on events in Greece and China, which have less relevance for U.S. investors.

The Quantified All-Cap Equity Fund returned +0.68% for the period compared with +7.42% for the S&P Total Return Index. The Fund’s investment objective is to seek high appreciation on an annual basis consistent with a high tolerance for risk.

The Quantified Alternative Investment Fund returned -3.33 % for the period versus +7.42% for the S&P Total Return Index. The Fund’s investment objective is to seek high total return from alternative investment vehicles on an annual basis consistent with a high tolerance for risk.

The Quantified Managed Bond Fund returned -3.84% for the period compared with +1.86% for the Barclays Aggregate Bond Index. The Fund’s investment objective during the period was to seek high total return from fixed income investments on an annual basis consistent with a high tolerance for risk. On August 4, 2015, the Fund changed its name to The Quantified Managed Income Fund, and its investment objective to seek high total return from fixed income investments on an annual basis consistent with a moderate tolerance for risk. The Fund changed certain of its principal investment strategies to expand the universe of income-producing securities in which it invests and discontinued its 80% bond investment policy. The Subadviser - believes that these changes will give it greater flexibility in a rising rate environment.

The Quantified Market Leaders Fund returned -1.42% for the period versus +6.72% for the Wilshire 5000 Total Return Index. The Fund’s investment objective is to seek high appreciation on an annual basis consistent with a high tolerance for risk.

In managing all four Funds, the Subadviser - employs a dynamic asset allocation strategy which involves analyzing the overall investment opportunities of various securities and market sectors within each Fund’s target asset class to determine how to position the Fund’s portfolio. The Sub-adviser evaluates and ranks the short-term to intermediate-term performance of each investment and invests in those securities that best fit the percentage allocations deemed beneficial by the Subadviser’s - proprietary algorithms and repositions frequently which, over a market cycle, should pay benefits in helping to avoid steep drawdowns, but in the short term can contribute to a Fund lagging its benchmark. In March, the Sub-advisor elected to reposition the portfolios less often in the volatile markets. The returns for the latest quarter of the period (April 1 – June 30, 2015) improved: The Quantified AllCap - Equity Fund returned -1.31%, while The Quantified Alternative Investment Fund returned -2.56% compared with +0.28% for the S&P 500 Total Return Index; The Quantified Managed Bond Fund returned -2.50% versus -1.09% for the Barclays Aggregate Bond Index; and The Quantified Market Leaders Fund returned -3.41% compared with 0% for the Wilshire 5000 Total Return Index

Thank you for your trust in us. If at any time you would like further information about the Funds or Flexible Plan’s investment approach, please go to the website of Flexible Plan, the Sub-advisor, at www.flexibleplan.com/market_hotline.

Jerry Wagner	Catherine Ayers-Rigsby

Flexible Plan Investments, Ltd.	Advisors Preferred, LLC

Sub-adviser	Adviser

Quantified Managed Bond Fund
Portfolio Review (Unaudited)
June 30, 2015

The Fund’s performance figures* for the periods ended June 30, 2015, as compared to its benchmark:

		Annualized
		Since Inception
	One Year	August 9, 2013
Quantified Managed Bond Fund - Investor Class	(3.84)%	(0.21)%
Barclays Aggregate Bond Index **	1.86%	3.13%

Comparison of Change in Value of a $10,000 Investment.
Since Inception through June 30, 2015 +

+	Inception date is August 9, 2013

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s total annual fund operating expense ratio, as provided in the Fund’s Prospectus dated August 4, 2015, was 1.80%. For performance information current to the most recent month-end, please call 1-855-647-8268.

**	Barclays Aggregate Bond Index is an unmanaged index comprised of U.S. Investment grade, fixed rate bond market securities, including government agency, corporate and mortgage-backed securities between one and ten years. Index returns assume reinvestment of dividends. Investors may not invest in the indexes directly; unlike the Fund’s returns, the indexes do not reflect any fees or expenses.

The Portfolio holding by types of investments are as follows:

Holdings by type of Investment:	% of Net Assets
Exchange Traded Funds:
Debt Funds	78.4%
Equity Fund	2.0%
Money Market Funds	19.2%
Other Assets less Liabilities	0.4%
100.0%

Please refer to the Portfolio of Investments and Shareholder Letter in this annual report for a detailed analysis of the Fund’s holdings.

Quantified Managed Bond Fund
PORTFOLIO OF INVESTMENTS
June 30, 2015

Shares		Value
	EXCHANGE TRADED FUNDS - 80.4%
	DEBT FUNDS - 78.4%
81,752	Guggenheim Enhanced Short Duration ETF	$4,094,140
10,491	iShares 1-3 Year Credit Bond ETF	1,105,017
18,284	iShares 1-3 Year Treasury Bond ETF	1,551,580
12,338	iShares 7-10 Year Treasury Bond ETF	1,295,613
11,895	iShares Core U.S. Aggregate Bond ETF	1,293,938
14,438	iShares iBoxx $ High Yield Corporate Bond ETF	1,282,095
4,516	iShares US Preferred Stock ETF	176,892
31,364	Peritus High Yield ETF	1,273,378
6,386	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	637,770
18,105	PIMCO Total Return Active Exchange-Traded Fund	1,937,235
12,224	PowerShares Preferred Portfolio	177,615
14,889	PowerShares Senior Loan Portfolio	354,209
8,284	ProShares Ultra 20+ Year Treasury	577,395
35,079	SPDR Barclays High Yield Bond ETF	1,348,086
62,572	SPDR Barclays Short Term Corporate Bond ETF	1,914,703
8,893	SPDR Barclays Short Term High Yield Bond ETF	257,097
19,555	SPDR Doubleline Total Return Tactical ETF	968,363
22,995	SPDR Nuveen Barclays Municipal Bond ETF	558,319
43,634	Vanguard Short-Term Government Bond ETF	2,666,038
23,862	Vanguard Total Bond Market ETF	1,939,026
		25,408,509
	EQUITY FUND - 2.0%
20,209	SPDR Ssga Income Allocation ETF	629,611

	TOTAL EXCHANGE TRADED FUNDS (Cost - $26,537,825)	26,038,120

	SHORT - TERM INVESTMENTS - 19.2%
	MONEY MARKET FUNDS - 19.2%
3,110,384	AIM STIT - Liquid Assets Portfolio - Institutional Class 0.08% (a)	3,110,384
3,110,384	Fidelity Institutional Money Market Funds - Money Market Portfolio - Class I 0.10% (a)	3,110,384
	TOTAL SHORT - TERM INVESTMENTS (Cost - $6,220,768)	6,220,768

	TOTAL INVESTMENTS - 99.6% (Cost - $32,758,593) (b)	$32,258,888
	OTHER ASSETS LESS LIABILITIES - 0.4%	141,879
	NET ASSETS - 100.0%	$32,400,767

ETF - Exchange Traded Fund

(a)	Money market fund; interest rate reflects seven-day effective yield on June 30, 2015.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $33,135,223 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$4,970
Unrealized Depreciation:	(881,305)
Net Unrealized Depreciation:	$(876,335)

See accompanying notes to financial statements.

Quantified All-Cap Equity Fund
Portfolio Review (Unaudited)
June 30, 2015

The Fund’s performance figures* for the periods ended June 30, 2015, as compared to its benchmark:

		Annualized
		Since Inception
	One Year	August 9, 2013
Quantified All-Cap Equity Fund - Investor Class	0.68%	2.60%
S&P 500 Total Return Index **	7.42%	13.39%

Comparison of Change in Value of a $10,000 Investment.
Since Inception through June 30, 2015 +

+	Inception date is August 9, 2013

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s total annual fund operating expense ratio, as provided in the Fund’s Prospectus dated August 4, 2015, was 1.50%. For performance information current to the most recent month-end, please call 1-855-647-8268.

**	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. Investors cannot invest directly in an index.

The Portfolio holding by types of investments are as follows:

Top Ten Holdings by Sector:	% of Net Assets
Exchange Traded Funds:
Equity Funds	19.2%
Money Market Funds	6.9%
Common Stock:
Semiconductors	6.3%
Commercial Services	5.5%
Electronics	5.3%
Banks	5.1%
Insurance	5.0%
Computers	4.7%
Media	3.4%
Lodging	3.0%
Other Investments and Other Assets less Liabilities	35.6%
100.0%

Please refer to the Portfolio of Investments and Shareholder Letter in this annual report for a detailed analysis of the Fund’s holdings.

Quantified All-Cap Equity Fund
PORTFOLIO OF INVESTMENTS
June 30, 2015

Shares		Value
	COMMON STOCKS - 69.9%
	AIRLINES - 2.2%
193	Allegiant Travel Co.	$34,331
639	China Eastern Airlines Corp Ltd. - ADR *	26,518
455	China Southern Airlines Co Ltd. - ADR	26,545
188	JetBlue Airways Corp *	3,903
2,459	SkyWest, Inc.	36,983
		128,280
	APPAREL 0.5%
262	Sketchers U.S.A., Inc. - Class A *	28,765

	AUTO PARTS & EQUIPMENT - 2.0%
1,517	American Axle & Manufacturing Holdings, Inc. *	31,720
1,314	Cooper Tire & Rubber Co.	44,453
1,445	Goodyear Tire & Rubber Co.	43,567
		119,740
	BANKS - 5.1%
3,413	NBT Bancorp, Inc.	89,318
564	Pinnacle Financial Partners, Inc.	30,665
3,022	S&T Bancorp, Inc.	89,421
1,659	Tompkins Financial Corp.	89,121
162	Walker & Dunlop, Inc. *	4,332
		302,857
	BEVERAGES - 0.3%
1,524	Cott Corp.	14,905

	BIOTECHNOLOGY - 1.2%
376	Ligand Pharmaceuticals, Inc. - Class B *	37,938
273	Medivation, Inc. *	31,177
		69,115
	BUILDING MATERIALS - 0.6%
205	Quanex Building Products Corp.	4,393
344	Vulcan Materials Co.	28,872
		33,265
	CHEMICALS - 1.5%
408	Celanese Corp. - Class A	29,327
298	LyondellBasell Industries NV	30,849
493	Sinopec Shanghai Petrochemical Co., Ltd. - ADR	26,538
		86,714
	COMMERCIAL SERVICES - 5.5%
356	CEB, Inc.	30,993
476	Deluxe Corp.	29,512
299	McGraw Hill Financial, Inc.	30,035
287	Moody’s Corp.	30,984
750	Nutrisystem, Inc.	18,660
956	Ritchie Bros. Auctioneers, Inc.	26,692
3,132	Rollins, Inc.	89,356
524	Team Health Holdings, Inc. *	34,233
1,577	Western Union Co.	32,060
		322,525
	COMPUTERS - 4.7%
3,534	Convergys Corp.	90,082
720	DST Systems, Inc.	90,706
4,086	Sykes Enterprises, Inc. *	99,085
		279,873

See accompanying notes to financial Statements.

Quantified All-Cap Equity Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2015

Shares		Value
	DIVERSIFIED FINANCIAL SERVICES - 2.3%
131	Credit Acceptance Corp. *	$32,250
784	Lazard Ltd. - MLP	44,092
355	ORIX Corp. - ADR	26,455
3,099	SLM Corp. *	30,587
		133,384
	ELECTRONICS - 5.3%
8,952	CTS Corp.	172,505
6,481	II-VI, Inc. *	123,009
571	Methode Electronics, Inc.	15,674
		311,188
	ENERGY - ALTERNATE SOURCES - 0.6%
1,310	Green Plains, Inc.	36,089

	ENGINEERING & CONSTRUCTION - 0.5%
1,369	Comfort Systems USA, Inc.	31,419

	ENTERTAINMENT - 0.6%
355	Marriott Vacations Worldwide Corp.	32,571

	HEALTHCARE - PRODUCTS - 1.5%
1,685	Greatbatch, Inc. *	90,855

	HEALTHCARE - SERVICES - 2.1%
792	Amedisys, Inc. *	31,466
687	Chemed Corp.	90,066
		121,532
	HOME BUILDERS - 0.6%
809	Meritage Homes Corp. *	38,096

	INSURANCE - 5.0%
1,219	China Life Insurance Co. Ltd. - ADR	26,525
3,924	Employers Holdings, Inc.	89,389
1,154	Navigators Group, Inc. *	89,504
2,749	United Fire Group, Inc.	90,057
		295,475
	INTERNET - 1.1%
53	Netflix, Inc. *	34,818
671	Web MD Health Corp. *	29,712
		64,530
	INVESTMENT COMPANIES - 0.5%
442	Administradora de Fondos de Pensiones Provida SA - ADR +	29,533

	IRON / STEEL - 0.7%
2,125	United States Steel Corp.	43,818

	LEISURE TIME - 0.5%
1,327	Nautilus, Inc. *	28,544

	LODGING - 3.0%
4,665	Marcus Corp.	89,474
4,421	Monarch Casino & Resort, Inc. *	90,896
		180,370

See accompanying notes to financial Statements.

Quantified All-Cap Equity Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2015

Shares		Value
	MEDIA - 3.4%
225	Gannett Co., Inc.	$3,141
1,446	Liberty Interactive Corp - Class A *	64,665
1,573	Sinclair Broadcast Group, Inc. - Class A	43,902
1,477	Tegna, Inc.	47,367
1,330	Twenty-First Century Fox Inc	43,285
		202,360
	METAL FABRICATE/HARDWARE - 0.5%
1,040	RTI International Metals, Inc. *	32,781

	MINING - 0.5%
1,312	Newmont Mining Corp.	30,648

	OFFICE FURNISHINGS - 0.6%
1,455	Interface, Inc.	36,448

	OIL & GAS - 2.3%
6,545	Northern Oil and Gas, Inc. *	44,310
1,895	Rosetta Resources, Inc. *	43,850
52,505	SandRidge Energy, Inc. *	46,047
		134,207
	PHARMACEUTICALS - 2.7%
279	AmerisourceBergen Corp.	29,669
433	Endo International PLC *	34,488
597	Lannett Co., Inc. *	35,486
285	Valeant Pharmaceuticals International, Inc. *	63,313
		162,956
	REITS - 1.2%
117	Equinix, Inc.	29,718
623	Taubman Centers, Inc.	43,299
		73,017
	RETAIL - 1.6%
49	AutoZone, Inc. *	32,678
538	Brinker International, Inc.	31,016
420	Outerwall, Inc.	31,966
		95,660
	SEMICONDUCTORS - 6.3%
459	Avago Technologies Ltd.	61,015
2,774	Cirrus Logic, Inc. *	94,399
3,732	Diodes, Inc. *	89,978
2,996	Rudolph Technologies, Inc. *	35,982
1,668	Silicon Laboratories, Inc. *	90,089
		371,463
	SOFTWARE - 0.5%
696	Aspen Technology, Inc. *	31,703

	TELECOMMUNICATIONS - 1.4%
374	BT Group PLC - ADR	26,513
833	Chunghwa Telecom Co., Ltd. - ADR	26,589
2,094	Telecom Italia SpA - ADR *	26,636
		79,738

See accompanying notes to financial Statements.

Quantified All-Cap Equity Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2015

Shares		Value
	TRANSPORTATION - 1.0%
585	Atlas Air Worldwide Holdings, Inc. *	$32,152
971	Guangshen Railway Co., Ltd. - ADR	26,547
		58,699

	TOTAL COMMON STOCKS (Cost - $4,121,132)	4,133,123

	EXCHANGE TRADED FUNDS - 19.2%
	EQUITY FUNDS - 19.2%
1,733	ProShares Ultra QQQ	126,769
2,202	ProShares Ultra Russell 2000	214,871
12,348	ProShares Ultra S&P 500	796,816
	TOTAL EXCHANGE TRADED FUNDS (Cost - $1,172,293)	1,138,456

	SHORT-TERM INVESTMENTS - 6.9%
	MONEY MARKET FUNDS - 6.9%
203,849	AIM STIT - Liquid Assets Portfolio - Institutional Class 0.08% (a)	203,849
203,849	Fidelity Institutional Money Market Funds - Money Market Portfolio - Class I 0.10% (a)	203,849
	TOTAL SHORT-TERM INVESTMENTS (Cost - $407,698)	407,698

	TOTAL INVESTMENTS - 96.0% (Cost - $5,701,123) (b)	$5,679,277
	OTHER ASSETS LESS LIABILITIES - 4.0%	235,544
	NET ASSETS - 100.0%	$5,914,821

ADR	American Depositary Receipt

PLC	Public Limited Company

NV	Non Voting

MLP	Master Limited Partnership

REIT	Real Estate Investment Trust

*	Non-Income producing investment

+	Illiquid security; at June 30, 2015, the security amounted to 0.50% of net assets.

(a)	Money market fund; interest rate reflects seven-day effective yield on June 30, 2015.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes (excluding the value of futures) is $5,712,355 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$140,805
Unrealized Depreciation:	(173,883)
Net Unrealized Depreciation:	$(33,078)

	FUTURES CONTRACTS
	OPEN LONG FUTURES CONTRACTS
No. of			Notional Value at	Unrealized
Contracts	Name	Expiration	June 30, 2015	Depreciation
9	S&P 500 E-Mini Future	September-15	$924,525	$(9,473)

See accompanying notes to financial Statements.

Quantified Market Leaders Fund

Portfolio Review (Unaudited)

June 30, 2015

The Fund’s performance figures* for the periods ended June 30, 2015, as compared to its benchmark:

		Annualized
		Since Inception
	One Year	August 9, 2013
Quantified Market Leaders Fund - Investor Class	(1.42)%	5.49%
Wilshire 5000 Index **	6.72%	13.02%

Comparison of Change in Value of a $10,000 Investment.
Since Inception through June 30, 2015 +

+	Inception date is August 9, 2013

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s total annual fund operating expense ratio, as provided in the Fund’s Prospectus dated August 4, 2015, was 1.80%. For performance information current to the most recent month-end, please call 1-855-647-8268.

**	The Wilshire 5000 Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. Investors cannot invest directly in an index.

The Portfolio holding by types of investments are as follows:

Holdings by type of Investment:	% of Net Assets
Exchange Traded Funds:
Equity Funds	97.6%
Money Market Funds	2.9%
Liabilities Less Other Assets	(0.5)%
100.0%

Please refer to the Portfolio of Investments and Shareholder Letter in this annual report for a detailed analysis of the Fund’s holdings.

Quantified Market Leaders Fund

PORTFOLIO OF INVESTMENTS

June 30, 2015

Shares		Value
	EXCHANGE TRADED FUNDS - 97.6%
	EQUITY FUNDS - 97.6%
13,377	Direxion Daily Developed Markets Bull 3X Shares *	$874,856
74,634	Direxion Daily Healthcare Bull 3x Shares *	2,934,609
7,668	Direxion Daily Japan 3x Bull Shares *	436,693
64,324	Direxion Daily Mid Cap Bull 3X Shares *	1,729,672
128,548	Direxion Daily Semiconductors Bull 3x Shares	4,038,978
42,973	Direxion Daily Small Cap Bull 3X Shares	3,841,357
189,096	First Trust Dow Jones Internet Index Fund *	12,707,251
16,757	First Trust NYSE Arca Biotechnology Index Fund	2,078,203
15,896	Guggenheim S&P 500 Equal Weight Healthcare ETF	2,535,571
89,750	iShares MSCI EAFE ETF	5,698,228
5,613	iShares NASDAQ Biotechnology ETF	2,071,029
27,513	iShares PHLX Semiconductor ETF	2,533,672
17,087	iShares Russell 1000 Growth ETF	1,691,784
57,694	iShares Russell 2000 Growth ETF	8,918,339
26,865	iShares Russell Mid-Cap Growth ETF	2,601,875
15,467	iShares S&P Mid-Cap 400 Growth ETF	2,621,657
18,445	iShares US Healthcare Providers ETF	2,636,713
14,452	iShares US Pharmaceuticals ETF	2,523,897
48,653	Market Vectors Semiconductor ETF	2,654,994
23,352	ProShares Ultra FTSE Europe *	1,096,143
25,489	ProShares Ultra Health Care	1,897,401
49,395	ProShares Ultra MidCap 400 *	3,893,313
6,979	ProShares Ultra MSCI Japan *	693,573
71,524	ProShares Ultra NASDAQ Biotechnology *	6,465,054
18,533	ProShares Ultra QQQ	1,355,689
59,127	ProShares Ultra Russell 2000	5,769,613
21,200	ProShares Ultra S&P 500	1,368,036
8,892	SPDR S&P Biotech ETF	2,242,918
30,391	SPDR S&P Semiconductor ETF	2,616,361
24,590	Vanguard Mid-Cap Growth ETF	2,620,556
	TOTAL EXCHANGE TRADED FUNDS - (Cost - $95,192,291)	95,148,035

	SHORT-TERM INVESTMENTS - 2.9%
	MONEY MARKET FUNDS - 2.9%
1,420,629	AIM STIT - Liquid Assets Portfolio - Institutional Class 0.08% (a)	1,420,629
1,420,629	Fidelity Institutional Money Market Funds - Money Market Portfolio - Class I 0.10% (a)	1,420,629
	TOTAL SHORT-TERM INVESTMENTS (Cost - $2,841,258)	2,841,258

	TOTAL INVESTMENTS - 100.5% (Cost - $98,033,549) (b)	$97,989,293
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.5) %	(506,380)
	NET ASSETS - 100.0%	$97,482,913

ETF - Exchange Traded Fund

*	Non-Income producing investment

(a)	Money market fund; interest rate reflects seven-day effective yield on June 30, 2015

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $99,103,516 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$1,595,854
Unrealized Depreciation:	(2,710,077)
Net Unrealized Depreciation:	$(1,114,223)

See accompanying notes to financial statements.

Quantified Alternative Investment Fund

Portfolio Review (Unaudited)

June 30, 2015

The Fund’s performance figures* for the periods ended June 30, 2015, as compared to its benchmark:

		Annualized
		Since Inception
	One Year	August 9, 2013
Quantified Alternative Investment Fund - Investor Class	(3.33)%	4.15%
S&P 500 Total Return Index **	7.42%	13.39%

Comparison of Change in Value of a $10,000 Investment.

Since Inception through June 30, 2015 +

+	Inception date is August 9, 2013

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s total annual fund operating expense ratio, as provided in the Fund’s Prospectus dated August 4, 2015, was 2.19%. For performance information current to the most recent month-end, please call 1-855-647-8268.

**	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This Index is widely used by professional investors as a performance benchamrk for Large-Cap stocks. Investors may not invest in the indexes directly; unlike the Fund’s returns, the indexes do not reflect any fees or expenses.

The Portfolio holding by types of investments are as follows:

Holdings by type of Investment:	% of Net Assets
Exchange Traded Funds:
Equity Funds	62.2%
Open-Ended Mutual Funds:
Equity Funds	12.9%
Alternative Funds	5.0%
Asset Allocation Funds	4.2%
Money Market Funds	9.8%
Other Assets less Liabilities	5.9%
100.0%

Please refer to the Portfolio of Investments and Shareholder Letter in this annual report for a detailed analysis of the Fund’s holdings.

Quantified Alternative Investment Fund

PORTFOLIO OF INVESTMENTS

June 30, 2015

Shares		Value
	OPEN-ENDED MUTUAL FUNDS - 22.1%
	ALTERNATIVE FUNDS - 5.0%
10,920	ASG Global Alternatives Fund - Class A	$121,753
4,752	Guggenheim Multi-Hedge Strategies Fund - Class H	113,952
3,081	Schooner Hedged Alternative Income Fund - Institutional Class	169,168
		404,873
	ASSET ALLOCATION FUNDS - 4.2%
2,931	Dreyfus Dynamic Total Return Fund - Class I *	48,156
9,981	Putnam Absolute Return 700 Fund - Class A	123,066
12,822	William Blair Macro Allocation Fund - Class I	163,230
		334,452
	EQUITY FUNDS - 12.9%
15,101	Guggenheim Long Short Equity Fund - Class A *	240,408
8,258	Hancock Horizon Quantitative Long/Short Fund - Class A	148,396
25,373	Madison Covered Call & Equity Income Fund - Class A	239,015
2,689	Nuveen Equity Long/Short Fund - Class A	90,162
9,448	Schwab Hedged Equity Fund	162,317
11,132	Turner Medical Sciences Long/Short Fund - Investment Class	163,195
		1,043,493

	TOTAL OPEN-ENDED MUTUAL FUNDS (Cost - $1,785,312)	1,782,818

	EXCHANGE TRADED FUNDS - 62.2%
	EQUITY FUNDS - 62.2%
2,573	Consumer Discretionary Select Sector SPDR Fund	196,783
1,232	First Trust Consumer Discretionary AlphaDEX Fund	44,980
6,477	First Trust Consumer Staples AlphaDEX Fund	285,118
1,781	First Trust Dow Jones Internet Index Fund *	119,683
948	First Trust ISE Water Index Fund	29,691
977	First Trust Materials AlphaDEX Fund	30,854
1,583	First Trust NASDAQ Clean Edge Green Energy Index Fund	29,175
120	First Trust NYSE Arca Biotechnology Index Fund	14,882
414	First Trust Technology AlphaDEX Fund	14,635
353	Guggenheim S&P 500 Equal Weight Technology ETF	31,855
4,915	Guggenheim S&P Global Water Index ETF	140,520
962	iShares Emerging Markets Infrastructure ETF	32,044
269	iShares Global Financials ETF	15,408
70	iShares Global Healthcare ETF	7,610
3,547	iShares Global Infrastructure ETF	144,115
491	iShares Global Materials ETF	27,211
856	iShares Global Telecom ETF	53,192
392	iShares North American Tech ETF	40,627
3,045	iShares North American Tech-Multimedia Networking ETF	115,984
1,208	iShares North American Tech-Software ETF	120,027
362	iShares US Aerospace & Defense ETF	43,125
602	iShares US Consumer Goods ETF	63,126
3,387	iShares US Financial Services ETF	318,310
1,884	iShares US Industrials ETF	198,404
824	iShares US Pharmaceuticals ETF	143,903
3,123	iShares US Regional Banks ETF	114,333
5,512	Market Vectors Agribusiness ETF	303,821
425	Market Vectors Biotech ETF *	57,307
1,883	Market Vectors Global Alternative Energy ETF	115,146
1,978	Materials Select Sector SPDR Fund	95,715
1,371	PowerShares Aerospace & Defense Portfolio	48,437

See accompanying notes to financial statements.

Quantified Alternative Investment Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2015

Shares		Value
	EQUITY FUNDS - 62.2% (continued)
671	Powershares Dynamic Biotechnology & Genome Portfolio	$39,153
7,789	Powershares Dynamic Food & Beverage Portfolio	252,442
2,894	Powershares Dynamic Media Portfolio	77,907
1,443	Powershares Emerging Markets Infrastrucutre Portfolio	52,209
24,525	Powershares Global Clean Energy Portfolio	311,965
7,000	PowerShares Global Water Portfolio	166,460
4,430	PowerShares S&P SmallCap Health Care Portfolio	315,416
2,873	PowerShares Water Resources Portfolio	71,681
565	PowerShares WilderHill Progressive Energy Portfolio	15,069
986	Proshares RAFI Long/Short	40,013
2,432	SPDR S&P Bank ETF	88,184
1,294	SPDR S&P Global Infrastructure ETF	60,352
285	SPDR S&P Homebuilders ETF	10,437
1,286	SPDR S&P Regional Banking ETF	56,790
628	SPDR S&P Retail ETF	61,959
3,455	SPDR SSgA Global Allocation ETF	119,819
1,698	Vanguard Consumer Discretionary ETF	210,892
335	Vanguard Information Technology ETF	35,587
395	Vanguard Telecommunication Services ETF	34,341
	TOTAL EXCHANGE TRADED FUNDS (Cost - $5,125,047)	5,016,697

	SHORT-TERM INVESTMENTS - 9.8%
	MONEY MARKET FUNDS - 9.8%
394,307	AIM STIT - Liquid Assets Portfolio - Institutional Class 0.08% (a)	394,307
394,307	Fidelity Institutional Money Market Funds - Money Market Portfolio - Class I 0.10% (a)	394,307
	TOTAL SHORT-TERM INVESTMENTS (Cost - $788,614)	788,614

	TOTAL INVESTMENTS - 94.1% (Cost - $7,698,973) (b)	$7,588,129
	OTHER ASSETS LESS LIABILITIES - 5.9%	479,501
	NET ASSETS - 100.0%	$8,067,630

ETF - Exchange Traded Fund

*	Non-Income producing investment

(a)	Money market fund; interest rate reflects seven-day effective yield on June 30, 2015

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes (excluding the value of futures) is $7,737,344 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$39,657
Unrealized Depreciation:	(188,878)
Net Unrealized Depreciation:	$(149,221)

	FUTURES CONTRACTS
	OPEN LONG FUTURES CONTRACTS
No. of			Notional Value at	Unrealized
Contracts	Name	Expiration	June 30, 2015	Depreciation
5	NASDAQ 100E-Mini Future	September-15	$439,025	$(7,633)
6	S&P 500 E-Mini Future	September-15	616,350	(6,315)
				$(13,948)

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2015

	Quantified	Quantified	Quantified	Quantified
	Managed	All-Cap	Market Leaders	Alternative
	Bond Fund	Equity Fund	Fund	Investment Fund
Assets:
Investment securities:
At cost	$32,758,593	$5,701,123	$98,033,549	$7,698,973
At value	$32,258,888	$5,679,277	$97,989,293	$7,588,129
Cash	701	300	2,731	371
Deposits with brokers for futures	152,069	185,497	—	142,856
Receivable:
Securities sold	—	291,041	—	764,696
Dividends and Interest	17,302	4,131	103,849	8,988
Fund shares sold	8,189	2	22,959	—
Prepaid expenses and other assets	17,090	14,074	13,510	12,722
Total Assets	32,454,239	6,174,322	98,132,342	8,517,762

Liabilities:
Payables:
Securities purchased	—	243,733	474,630	426,151
Investment advisory fees	22,151	3,977	65,515	5,361
Fund shares redeemed	12,294	197	46,495	1,671
Other affiliates	7,213	—	27,848	—
Distributions (12b-1) fees	7,384	1,326	21,838	1,876
Non 12b-1 Shareholder servicing fees	4,430	795	13,103	1,125
Unrealized depreciation on futures	—	9,473	—	13,948
Total Liabilities	53,472	259,501	649,429	450,132

Net Assets	$32,400,767	$5,914,821	$97,482,913	$8,067,630

Net Assets Consist of:
Capital Stock	$34,848,244	$6,033,096	$97,267,003	$8,150,805
Accumulated undistributed net investment income (loss	1,034,511	(17,283)	—	23,432
Accumulated net realized gain (loss) from investments and future	(2,982,283)	(69,673)	260,166	18,185
Net unrealized depreciation on
Investments	(499,705)	(21,846)	(44,256)	(110,844)
Futures	—	(9,473)	—	(13,948)
Net Assets	$32,400,767	$5,914,821	$97,482,913	$8,067,630

Net Asset Value Per Share
Investor Class Shares:
Net Assets	$32,400,767	$5,914,821	$97,482,913	$8,067,630
Shares of beneficial interest outstanding
(no par value; unlimited shares authorized)	3,465,139	604,934	9,550,365	848,808
Net asset value, (Net Assts ÷ Shares Outstanding), offering and redemption price per share	$9.35	$9.78	$10.21	$9.50

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Year Ended June 30, 2015

	Quantified	Quantified	Quantified	Quantified
	Managed	All-Cap	Market Leaders	Alternative
	Bond Fund	Equity Fund	Fund	Investment Fund

Investment Income

Dividends on Unaffiliated Investments	$1,770,984	$100,278	$853,786	$164,225
Interest	3,732	592	3,961	801
Total Investment Income	1,774,716	100,870	857,747	165,026

Expenses
Investment advisory fees	383,208	58,501	763,719	72,306
Administration fees	146,198	22,225	282,458	27,200
Distribution (12b-1) fees	127,736	19,500	254,573	24,102
Trustees’ fees	1,059	1,059	1,059	1,059
Non 12b-1 shareholder servicing fees	76,642	11,700	152,744	11,892
Total Operating Expenses	734,843	112,985	1,454,553	136,559
Less: Advisory/Sub-advisory fees waived - See Note 7	—	—	—	(36)
Net Operating Expenses	734,843	112,985	1,454,553	136,523

Net Investment Income (Loss)	1,039,873	(12,115)	(596,806)	28,503

Realized and Unrealized Gain (Loss) on Investments and Futures
Net realized gain (loss) from:
Investments	(1,848,928)	(80,473)	872,014	(84,143)
Futures	(937,271)	40,248	—	102,513
Affiliated Investments - See Note 6	—	—	—	1,805
Foreign Currency Translations	—	3	—	—
Distribution of realized gains from underlying investment companies	3,998	—	9,153	56,842
	(2,782,201)	(40,222)	881,167	77,017
Net change in unrealized appreciation (depreciation) on:
Investments	(700,506)	(132,052)	(5,655,703)	(326,085)
Futures	15,750	(10,223)	—	(33,558)
	(684,756)	(142,275)	(5,655,703)	(359,643)

Net Realized and Unrealized Loss on Investment and Futures	(3,466,957)	(182,497)	(4,774,536)	(282,626)

Net Decrease in Net Assets Resulting From Operations	$(2,427,084)	$(194,612)	$(5,371,342)	$(254,123)

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Quantified Managed Bond Fund		Quantified All-Cap Equity Fund
	Year Ended	Period Ended	Year Ended	Period Ended
	June 30, 2015	June 30, 2014 (a)	June 30, 2015	June 30, 2014 (a)
Operations:
Net investment income (loss)	$1,039,873	$684,675	$(12,115)	$(9,078)
Net realized gain (loss) from investments, foreign currency and futures	(2,782,201)	789,362	(40,222)	436,918
Net change in unrealized appreciation (depreciation) on investments and futures	(684,756)	185,051	(142,275)	110,956
Net Increase (Decrease) in Net Assets Resulting From Operations	(2,427,084)	1,659,088	(194,612)	538,796

Distributions to Shareholders from:
Net investment income:	(483,791)	(221,756)	(12,273)	—
Net realized gains:	(985,450)	(4,285)	(265,463)	(189,984)
Total Distributions to Shareholders	(1,469,241)	(226,041)	(277,736)	(189,984)

Shares of Beneficial Interest:
Proceeds from shares sold	221,727,613	235,140,700	48,749,804	26,124,588
Net asset value of shares issued in reinvestment of distributions	1,469,241	226,041	277,736	189,984
Payments for shares redeemed	(241,089,801)	(182,609,749)	(49,405,038)	(19,898,717)
Total Increase (Decrease) in Net Assets From Shares of Beneficial Interest	(17,892,947)	52,756,992	(377,498)	6,415,855

Total Increase (Decrease) in Net Assets	(21,789,272)	54,190,039	(849,846)	6,764,667

Net Assets:
Beginning of Year	54,190,039	—	6,764,667	—
End of Year*	$32,400,767	$54,190,039	$5,914,821	$6,764,667

* Includes accumulated undistributed net investment income (loss)	$1,034,511	$478,720	$(17,283)	$8,417

Share Activity
Investor Class:
Shares Sold	22,442,519	23,247,618	4,984,865	2,606,446
Shares issued in reinvestments of Distributions	154,494	22,832	28,427	18,608
Shares Redeemed	(24,407,224)	(17,995,100)	(5,071,597)	(1,961,815)
Net Increase (decrease) in Shares of Beneficial Interest Outstanding	(1,810,211)	5,275,350	(58,305)	663,239

(a)	The Funds commenced operations on August 9, 2013.

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Quantified Market Leaders Fund		Quantified Alternative Investment Fund
	Year Ended	Period Ended	Year Ended	Period Ended
	June 30, 2015	June 30, 2014 (a)	June 30, 2015	June 30, 2014 (a)
Operations:
Net investment income (loss)	$(596,806)	$(243,082)	$28,503	$29,686
Net realized gain (loss) from investments, affiliated investments, foreign currency and futures	881,167	9,448,003	77,017	1,167,906
Net change in unrealized appreciation (depreciation) on investments and futures	(5,655,703)	5,611,447	(359,643)	234,851
Net Increase (Decrease) in Net Assets Resulting From Operations	(5,371,342)	14,816,368	(254,123)	1,432,443

Distributions to Shareholders from:
Net investment income:	—	(128,467)	—	(77,970)
Net realized gains:	(7,694,698)	(1,478,652)	(940,588)	(248,830)
Total Distributions to Shareholders	(7,694,698)	(1,607,119)	(940,588)	(326,800)

Shares of Beneficial Interest:
Proceeds from shares sold	134,520,496	256,557,991	6,499,050	34,035,598
Net asset value of shares issued in reinvestment of distributions	7,681,734	1,605,532	940,587	326,800
Payments for shares redeemed	(165,551,599)	(137,474,450)	(9,027,894)	(24,617,443)
Total Increase (Decrease) in Net Assets From Shares of Beneficial Interest	(23,349,369)	120,689,073	(1,588,257)	9,744,955

Total Increase (Decrease) in Net Assets	(36,415,409)	133,898,322	(2,782,968)	10,850,598

Net Assets:
Beginning of Year	133,898,322	—	10,850,598	—
End of Year*	$97,482,913	$133,898,322	$8,067,630	$10,850,598
* Includes accumulated undistributed net investment income (loss)	$—	$—	$23,432	$—

Share Activity
Investor Class:
Shares Sold	12,664,847	25,296,278	653,056	3,269,286
Shares issued in reinvestments of Distributions	745,076	152,908	97,269	30,947
Shares Redeemed	(15,932,810)	(13,375,934)	(894,120)	(2,307,630)
Net Increase (Decrease) in Shares of Beneficial Interest Outstanding	(2,522,887)	12,073,252	(143,795)	992,603

(a)	The Funds commenced operations on August 9, 2013

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
The table sets forth financial data for one share of beneficial interest outstanding throughout each period or year

	Quantified Managed Bond Fund			Quantified All-Cap Equity Fund
	Year Ended	Period Ended		Year Ended	Period Ended
	June 30, 2015	June 30, 2014 (1)		June 30, 2015	June 30, 2014 (1)
Net asset value, beginning of year or period	$10.27	$10.00		$10.20	$10.00
Activity from investment operations:
Net investment income (loss) (2)	0.20	0.15		(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments and futures	(0.58)	0.20		0.09 (3)	0.44
Total from investment operations	(0.38)	0.35		0.07	0.43
Distributions to Shareholders:
Net investment income	(0.18)	(0.08)		(0.02)	—
Net realized gains	(0.36)	(0.00	) (4)	(0.47)	(0.23)
Total distributions	(0.54)	(0.08)		(0.49)	(0.23)
Net asset value, end of year or period	$9.35	$10.27		$9.78	$10.20

Total return (5)	(3.84)%	3.58	% (6)	0.68%	4.26	% (6)
Net assets, end of year or period (in 000s)	$32,401	$54,190		$5,915	$6,765

Ratios/Supplemental Data:
Ratio of gross expenses to average net assets (7)	1.44%	1.44	% (8)	1.45%	1.44	% (8)
Ratio of net investment income (loss) to average net assets (7,9)	2.04%	1.69	% (8)	(0.16)%	(0.11	)% (8)
Portfolio turnover rate	872%	570	% (6)	1,429%	1,327	% (6)

(1)	The Fund commenced operations on August 9, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period or year.

(3)	Realized and unrealized gains and losses per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statements of operations due to share transactions for the period.

(4)	Represents less than $0.01 per share.

(5)	Total return shown assumes the reinvestment of all distributions.

(6)	Not Annualized.

(7)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(8)	Annualized.

(9)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
The table sets forth financial data for one share of beneficial interest outstanding throughout each period or year.

	Quantified Market Leaders Fund			Quantified Alternative Investment Fund
	Year ended	Period Ended		Year Ended		Period Ended
	June 30, 2015	June 30, 2014 (1)		June 30, 2015		June 30, 2014 (1)
Net asset value, beginning of year or period	$11.09	$10.00		$10.93		$10.00
Activity from investment operations:
Net investment income (loss) (2)	(0.06)	(0.02)		0.03		0.02
Net realized and unrealized gain (loss) on investments and futures	(0.09)	1.24		(0.38)		1.15
Total from investment operations	(0.15)	1.22		(0.35)		1.17
Distributions to Shareholders:
Net investment income	—	(0.01)		—		(0.06)
Net realized gains	(0.73)	(0.12)		(1.08)		(0.18)
Total distributions	(0.73)	(0.13)		(1.08)		(0.24)
Net asset value, end of year or period	$10.21	$11.09		$9.50		$10.93

Total return (3)	(1.42)%	12.22	% (4)	(3.33	)% (5)	11.70	% (4)
Net assets, end of year or period (in 000s)	$97,483	$133,898		$8,068		$10,851

Ratios/Supplemental Data:
Ratio of gross expenses to average net assets (6,7)	1.43%	1.42	% (8)	1.42%		1.42	% (8)
Ratio of net expenses to average net assets (6,7)	1.43%	1.42	% (8)	1.42%		1.42	% (8)
Ratio of net investment income (loss) to average net assets (7,9)	(0.58)%	(0.22	)% (8)	0.30%		0.25	% (8)
Portfolio turnover rate	490%	887	% (4)	1,040%		1,071	% (4)

(1)	The Fund commenced operations on August 9, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period or year.

(3)	Total returns shown assumes the reinvestment of all distributions.

(4)	Not Annualized.

(5)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(8)	Annualized.

(9)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

The Quantified Funds
NOTES TO FINANCIAL STATEMENTS
June 30, 2015

1.	ORGANIZATION

Quantified Managed Bond Fund, Quantified All-Cap Equity Fund, Quantified Market Leaders Fund, and Quantified Alternative Investment Fund (each a “Fund” and collectively the “Funds”) are each a non-diversified series of Advisors Preferred Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on August 15, 2012 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Fund currently offers one class of shares, Investor Class shares which are offered at Net Asset Value (“NAV”).

The Funds commenced operations on August 9, 2013 and their investment objectives are as follows:

-	Quantified Managed Bond Fund – seeks high total return from fixed income investments on an annual basis with a high tolerance for risk.

-	Quantified All-Cap Equity Fund – seeks high appreciation on an annual basis consistent with a high tolerance for risk.

-	Quantified Market Leaders Fund – seeks high appreciation on an annual basis consistent with a high tolerance for risk.

-	Quantified Alternative Investment Fund – seeks high total return from alternative investment vehicles on an annual basis consistent with high tolerance for risk.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Fund in preparation of their financial statements. The policies are in conformity with generally accepted accounting principles (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the mean between the current bid and ask prices on the day of valuation. Investments in open-end investment companies are valued at net asset value. Short-term debt obligations with remaining maturities in excess of sixty days are valued at current market prices by an independent pricing service approved by the Board of Trustees (“the Board”). Forward foreign exchange contracts are valued by reference to the forward exchange rate corresponding to the remaining life of the contract. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Each Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

The Quantified Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015

Fair Valuation Process – As noted above, the team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source) and (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to each Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – Each Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

The Quantified Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2015 for each Fund’s assets and liabilities measured at fair value:

Quantified Managed Bond Fund

Assets	Level 1	Level 2	Level 3	Total
Investments
Exchange Traded Funds	$26,038,120	$—	$—	$26,038,120
Money Market Funds	6,220,768	—	—	6,220,768
Total	$32,258,888	$—	$—	$32,258,888

Quantified All-Cap Equity Fund

Assets	Level 1	Level 2	Level 3	Total
Investments
Common Stock *	$4,103,590	$29,533	$—	$4,133,123
Exchange Traded Funds	1,138,456	—	—	1,138,456
Money Market Funds	407,698	—	—	407,698
Total	$5,649,744	$29,533	$—	$5,679,277
Liabilities
Derivatives
Futures Contracts	$(9,473)	$—	$—	$(9,473)

Quantified Market Leaders Fund

Assets	Level 1	Level 2	Level 3	Total
Investments
Exchange Traded Funds	$95,148,035	$—	$—	$95,148,035
Money Market Funds	2,841,258	—	—	2,841,258
Total	$97,989,293	$—	$—	$97,989,293

The Quantified Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015

Quantified Alternative Investment Fund

Assets	Level 1	Level 2	Level 3	Total
Investments
Open-Ended Mutual Funds	$1,782,818	$—	$—	$1,782,818
Exchange Traded Funds	5,016,697	—	—	5,016,697
Money Market Funds	788,614	—	—	788,614
Total	$7,588,129	$—	$—	$7,588,129
Liabilities
Derivatives
Futures Contracts	$(13,948)	$—	$—	$(13,948)

*	Refer to each of the Portfolio of Investments for industry classifications.

The Funds did not hold any Level 3 securities during the year ended June 30, 2015.

There were no transfers into or out of Level 1 and Level 2 during the current year presented. It is each Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting year.

Exchange Traded Funds (“ETFs”), Mutual Funds and Exchange Traded Notes (“ETNs”) Risk: ETFs, mutual funds and ETNs are subject to investment advisory or management and other expenses, which will be indirectly paid by the Funds. Each is subject to specific risks, depending on investment strategy. Also, each may be subject to leverage risk, which will magnify losses. ETNs are subject to default risks.

Exchange Traded Funds – Each Fund may invest in ETFs. ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. Each Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Foreign Currency Translations – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

Futures Contracts – Each Fund may be subject to the change in value of equity and interest rate risk in the normal course of pursuing its investment objective. Each Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities and interest rates. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (each Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. When the contracts are closed, each Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and each Fund’s basis in the contract. If the Funds were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, each Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Each Fund segregates cash having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recorded in the Statements of Assets and Liabilities. With futures, there is minimal counterparty credit risk to each Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The Quantified Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015

During the normal course of business, each Fund purchases and sells various financial instruments, which may result in risks, the amount of which is not apparent from the financial statements.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Foreign withholding tax is recorded as incurred or known.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually in December. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Funds.

Federal Income Tax – It is each Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed each Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax year 2014 or expected to be taken in the Funds’ 2015 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where each Fund makes significant investments; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Funds that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

The Quantified Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015

3.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from sale of securities, other than short-term investments and futures contracts, for the year ended June 30, 2015 were as follows:

Fund	Purchases	Sales
Quantified Managed Bond Fund	$397,381,563	$421,445,842
Quantified All-Cap Equity Fund	119,467,961	119,782,196
Quantified Market Leaders Fund	490,731,349	522,562,462
Quantified Alternative Investment Fund	85,651,919	88,279,152

4.	Impact of Derivatives on the Statements of Assets and Liabilities and Statements of Operations

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of June 30, 2015:

Derivative Investment Type	Location on the Statements of Assets and Liabilities
Futures	Unrealized depreciation on Futures

At June 30, 2015, the fair value of derivatives instruments was as follows:

	Liability derivatives
		Equity
		Contracts	Total
Quantified All-Cap Equity Fund	Futures	$(9,473)	$(9,473)
Quantified Alternative Investment Fund	Futures	(13,948)	(13,948)

Transactions in derivative instruments during the year ended June 30, 2015, were as follows:

		Equity/Interest
		Rate Contracts	Total
Quantified Managed Bond Fund	Realized gain (loss) (1)
Interest Rate Risk	Futures	$(937,271)	$(937,271)
	Change in unrealized appreciation (depreciation) (2)
	Futures	$15,750	$15,750
Quantified All-Cap Equity Fund	Realized gain (loss) (1)
Equity Risk	Futures	$40,248	$40,248
	Forward Foreign currency exchange contracts	3	3
		$40,251	$40,251
	Change in unrealized appreciation (depreciation) (2)
	Futures	$(10,223)	$(10,223)
Quantified Alternative Investment Fund	Realized gain (loss) (1)
Equity Risk	Futures	$102,513	$102,513
	Change in unrealized appreciation (depreciation) (2)
	Futures contracts	$(33,558)	$(33,558)
(1) Statement of Operations location: Net realized gain (loss) on futures, Net realized gain (loss) on foreign currency translations.

(2) Statement of Operations location: Net change in unrealized appreciation (depreciation) on futures

The Quantified Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015

The Derivative instruments outstanding as of June 30, 2015 as disclosed in the Portfolios of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statements of Operations serve as indicators of the futures volume of derivative activity for each Fund.

5.	Offsetting of Financial Assets and Derivative Assets

Each Fund’s policy is to recognize a net asset or liability equal to the unrealized gain (loss) on future contracts. During the year ended June 30, 2015, each Fund was not subject to a master netting agreement, but each was subject to a similar arrangement. The following table shows additional information regarding the offsetting of assets and liabilities at June 30, 2015.

Quantified All-Cap Equity Fund:

Gross Amounts Not Offset in the
Liabilities:				Statements of Assets & Liabilities
	Gross Amounts	Gross Amounts	Net Amounts of
	Presented in the	Offset in the	Assets Presented in
	Statements of Assets	Statements of Assets	the Statements of	Financial	Cash Collateral
Description	& Liabilities	& Liabilities	Assets & Liabilities	Instruments	Pledged (1)	Net Amount
Futures Contracts	$(9,473)	$—	$(9,473)	$—	$9,473	$—

Quantified Alternative Investment Fund:

Gross Amounts Not Offset in the
Liabilities:				Statements of Assets & Liabilities
	Gross Amounts	Gross Amounts	Net Amounts of
	Presented in the	Offset in the	Assets Presented in
	Statements of Assets	Statements of Assets	the Statements of	Financial	Cash Collateral
Description	& Liabilities	& Liabilities	Assets & Liabilities	Instruments	Pledged (1)	Net Amount
Futures Contracts	$(13,948)	$—	$(13,948)	$—	$13,948	$—

(1)	The amount is limited to the derivative liability balance and accordingly does not include excess collateral pledged.

The Quantified Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015

6.	AFFILIATED INVESTMENTS

Investments in other investment companies advised by the Advisor are defined as “affiliated”. Transactions in affiliates for the year ended June 30, 2015 were as follows:

Quantified Alternative
Investment Fund

Affiliated Investments	Hundredfold Alternative Fund

Market value at beginning of year	$—

Shares at beginning of year	—
Shares purchased during the year	18,981
Share sold during the year	(18,981)

Shares at end of year	—
Dividend income earned during the year	$—

Cost of purchases during the year	$440,558
Proceeds from sales during the year	(442,363)
Net realized gain during the year	1,805
Capital gain distribution	—
Market value at end of year	$—

7.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

The business activities of each Fund are overseen by the Board, which is responsible for the overall management of the Funds. Advisors Preferred LLC (“Advisor”), serves as investment adviser to the Funds. The Advisor has engaged Flexible Plan Investments, Ltd. (the “Sub-Advisor”) to serve as the sub-advisor to the Funds.

Pursuant to an advisory agreement with the Funds, the Advisor, under the oversight of the Board, directs the daily operations of each Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, each Fund pays Advisor fees accrued daily and paid monthly, based on each Fund’s average daily net assets and is computed at an annual rate of 0.75%. For the year ended June 30, 2015, each Fund accrued the following advisory fees:

Quantified Managed Bond Fund	$383,208
Quantified All-Cap Equity Fund	$58,501
Quantified Market Leaders Fund	$763,719
Quantified Alternative Investment Fund *	$72,306

*	Quantified Alternative Investment Fund waived $36 in advisory fees from affiliated transactions for the year ended June 30, 2015. See note 6.

Gemini Fund Services, LLC (“GFS”), Provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Funds pays GFS customary fees for providing administration, fund accounting and transfer agent services to the Funds. Certain officers of the Funds are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

In addition, certain affiliates of GFS provide services to each Fund as follows:

The Quantified Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for each Fund on an ad-hoc basis.

The Board has adopted a Distribution Plan and Agreement (the “Rule 12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act and a Shareholder Servicing Plan (the “Servicing Plan”). The Rule 12b-1 Plan and Servicing Plan provide that a monthly distribution fee is calculated by the Funds at an annual rate of up to 0.25% and up to 0.15% respectively, of their average daily net assets and is paid to Ceros Financial Services (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the accounts, not otherwise required to be provided by the Advisor. The 12b-1 Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. For the year ended June 30, 2015, pursuant to the Rule 12b-1 Plan, Quantified Managed Bond Fund paid $127,736, Quantified All-Cap Equity Fund paid $19,500, Quantified Market Leaders Fund paid $254,573 and Quantified Alternative Investment Fund paid $24,102 which was paid out to the brokers and dealers. For the year ended June 30, 2015, Quantified Managed Bond Fund, Quantified All-Cap Equity Fund, Quantified Market Leaders Fund and Quantified Alternative Investment Fund paid $76,642, $11,700, $152,744 and $11,892, respectively, in servicing plan fees. The Distributor is an affiliate of the Advisor.

During the year ended June 30, 2015, Ceros Financial Services, Inc. (“Ceros”), a registered broker/dealer and an affiliate of the Advisor executed trades on behalf of Quantified Managed Bond Fund, Quantified All-Cap Equity Fund, Quantified Market Leaders Fund and Quantified Alternative Investment Fund and received $127,795, $53,884, $94,954 and $31,069 in trade commissions, respectively.

Each Trustee who is not an “interested person” of the Trust or Advisor is compensated at a rate of $15,000 per year, as well as reimbursement for any reasonable expenses incurred attending the meetings, paid quarterly. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust. Interested trustees of the Trust are also officers or employees of the Advisor and its affiliates.

8.	DISTRIBUTION TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions paid for the following periods was as follows:

For the year ended June 30, 2015:

	Ordinary	Long-Term
	Income	Capital Gains	Total
Quantified Managed Bond Fund	$1,237,500	$231,741	$1,469,241
Quantified All-Cap Equity Fund	212,749	64,987	277,736
Quantified Market Leaders Fund	7,680,989	13,709	7,694,698
Quantified Alternative Investment Fund	739,690	200,898	940,588

For the year ended June 30, 2014:

	Ordinary	Long-Term
	Income	Capital Gains	Total
Quantified Managed Bond Fund	$221,756	$4,285	$226,041
Quantified All-Cap Equity Fund	189,984	—	189,984
Quantified Market Leaders Fund	1,607,119	—	1,607,119
Quantified Alternative Investment Fund	278,807	47,993	326,800

The Quantified Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015

As of June 30, 2015, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Capital Loss	Post October Loss	Unrealized	Total
	Ordinary	Long-Term	Carry	and	Appreciation/	Accumulated
	Income	Capital Gains	Forwards	Late Year Loss	(Depreciation)	Earnings/(Deficits)
Quantified Managed Bond Fund	$1,034,511	$—	$(826,450)	$(1,779,203)	$(876,335)	$(2,447,477)
Quantified All-Cap Equity Fund	—	—	(68,519)	(16,678)	(33,078)	(118,275)
Quantified Market Leaders Fund	1,321,452	8,681	—	—	(1,114,223)	215,910
Quantified Alternative Investment Fund	23,432	42,614	—	—	(149,221)	(83,175)

The difference between book basis and tax basis unrealized depreciation, accumulated net investment income (loss), and accumulated net realized gain (loss) from investments and futures is primarily attributable to the tax deferral of losses on wash sales, the mark-to-market on open futures contracts, and passive foreign investment companies, and adjustments for real estate investment trusts and partnerships.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such late year losses as follows:

Late Year
Losses
Quantified Managed Bond Fund	$—
Quantified All-Cap Equity Fund	16,678
Quantified Market Leaders Fund	—
Quantified Alternative Investment Fund	—

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such capital losses as follows:

Post October
Losses
Quantified Managed Bond Fund	$1,779,203
Quantified All-Cap Equity Fund	—
Quantified Market Leaders Fund	—
Quantified Alternative Investment Fund	—

At June 30, 2015, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

		Non-Expiring
	Short-Term	Long-Term	Total
Quantified Managed Bond Fund	$629,235	$197,215	$826,450
Quantified All-Cap Equity Fund	68,519	—	68,519
Quantified Market Leaders Fund	—	—	—
Quantified Alternative Investment Fund	—	—	—

The Quantified Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains, short-term capital gains and net operating losses, the reclassification of Fund distributions, and tax adjustments related to real estate investment trusts, partnerships, and passive foreign investment companies, resulted in reclassification for the year ended June 30, 2015 as follows:

	Paid	Undistributed	Undistributed
	In	Ordinary	Accumulated
	Capital	Income (Loss)	Gains (Loss)
Quantified Managed Bond Fund	$—	$(291)	$291
Quantified All-Cap Equity Fund	—	(1,312)	1,312
Quantified Market Leaders Fund	—	596,806	(596,806)
Quantified Alternative Investment Fund	—	(5,071)	5,071

9.	CONTROL OWNERSHIP

The Funds hold omnibus accounts for the benefit of others in which the sub-advisor, Flexible Plan Investments, Ltd., has discretionary trading authority over and therefore may be deemed to have beneficial ownership.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements other than the following:

Effective August 4, 2015, Quantified Managed Bond Fund revised its investment objective and changed its name as follows:

-	Quantified Managed Income Fund – seeks high total return from fixed income investments on an annual basis consistent with a moderate tolerance for risk.

Effective August 4, 2015, the Quantified Funds each added an additional class: Advisor Class.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Quantified Managed Bond Fund, Quantified All-Cap Equity Fund, Quantified Market Leaders Fund and Quantified Alternative Investment Fund and Board of Trustees of Advisors Preferred Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Quantified Managed Bond Fund, Quantified All-Cap Equity Fund, Quantified Market Leaders Fund, and Quantified Alternative Investment Fund (the “Funds”), each a series of Advisors Preferred Trust, as of June 30, 2015, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2015, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Quantified Managed Bond Fund, Quantified All-Cap Equity Fund, Quantified Market Leaders Fund, and Quantified Alternative Investment Fund as of June 30, 2015, and the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
August 27, 2015

QUANTIFIED FUNDS
EXPENSE EXAMPLES (Unaudited)
June 30, 2015

Example

As a shareholder of a Fund you will pay ongoing expenses, such as advisory fees, distribution and service fees (12b-1), and other fund expenses. The following examples are intended to help you understand the ongoing cost (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions which may be assessed by mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The columns under the heading entitled “Actual” help you estimate the actual expenses you paid over the period. The “Actual Ending Account Value” shown is derived from the Fund’s actual return, and the “Actual Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Actual Expenses Paid During Period”.

Hypothetical Examples for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account value and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table on the next page are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the last column of the table (Hypothetical Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual		(5% return before expenses)

					Ending
	Fund’s	Beginning	Ending	Expenses	Account	Expenses
	Annualized	Account Value	Account Value	Paid During	Value	Paid During
	Expense Ratio	1/1/15	6/30/15	Period*	6/30/15	Period

Quantified Managed Bond Fund	1.44%	$1,000.00	$ 978.00	$7.06	$1,017.65	$7.20
Quantified All-Cap Equity Fund	1.45%	$1,000.00	$1,008.20	$7.22	$1,017.60	$7.25
Quantified Market Leaders Fund	1.43%	$1,000.00	$1,012.90	$7.14	$1,017.70	$7.15
Quantified Alternative Investment Fund	1.42%	$1,000.00	$ 990.60	$7.01	$1,017.75	$7.10

*	Expenses are equal to the average account value over the period, multiplied by each Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

The Quantified Funds
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2015

Approval of Advisory and Sub-Advisory Agreement – Quantified Funds

At a meeting held on May 15, 2015, (the “Meeting”), the Board of Trustees (the “Board”) of Advisors Preferred Trust (the “Trust”), including a majority of Trustees who are not “interested persons” (the “Independent Trustees”), as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered the approval of the investment advisory agreement (the “Advisory Agreement”) between Advisors Preferred, LLC (the “Adviser”) and the Trust, on behalf of the Quantified Managed Bond Fund, Quantified All-Cap Equity Fund, Quantified Market Leaders Fund and Quantified Alternative Investment Fund (each a “Fund” and together, the “Funds”), and the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Adviser and Flexible Plan Investments, Ltd. (“FPI”).

In connection with the Board’s consideration of the Advisory Agreement and Sub-Advisory Agreement, the Adviser and Sub-Adviser provided the Board in advance of the Meeting with written materials, which included information regarding: the nature, extent and quality of the services provided by the Adviser and Sub-Adviser to the Funds; the investment performance of the Funds and the Sub-Adviser; the costs of the services to be provided to the Funds; the extent to which economies of scale benefit shareholders; and the profits to be realized by the Adviser and Sub-Adviser and any affiliates from the relationship with the Funds.

In its consideration of the approval of the Advisory Agreement and Sub-Advisory Agreement, the Trustees did not identify any single factor as controlling. Matters considered by the Trustees in connection with their approval of the Advisory Agreement and Sub-Advisory Agreement included the following:

Nature, Extent and Quality of Services. The Board reviewed materials provided by the Adviser and the materials provided by the Sub-Adviser relating to the Advisory Agreement between the Trust and the Adviser and the Sub-Advisory Agreement between the Adviser and the Sub-Adviser, respectively. With respect to the nature, extent and quality of services provided, the Board reviewed the Adviser’s and Sub-Adviser’s Form ADV, a description of the manner in which investment decisions are made for the Funds by the Sub-Adviser, a description of the services provided by the Adviser and those services provided by the Sub-Adviser to each of the Funds, a review of the experience of professional personnel performing services for each of the Funds, including the team of individuals that primarily monitor and execute the investment and administration process, and a certification from each of the Adviser and Sub-Adviser certifying that each has adopted a Code of Ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b) and that each of the Adviser and Sub-Adviser has adopted procedures reasonably necessary to prevent Access Persons from violating such Codes of Ethics.

In reaching their conclusions, the Trustees considered that the Adviser delegates day-to-day investment decisions of the Fund to the Sub-Adviser and that the Adviser generally provides management and operational oversight of the Sub-Adviser. With respect to the Adviser, the Board noted the number of services provided by the Adviser, including selection of service providers, monitoring of the performance of the assets managed by the Sub-Adviser, trading, proxy voting,

The Quantified Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2015

regulatory reporting, and through an affiliate, distribution. The Board considered that the Adviser provides additional compliance support services and that the Adviser’s CCO actively monitors the compliance regime of the Sub-Adviser, and due in part to the support by the Adviser, there have been no material compliance issues since the commencement of operations of any of the Funds. The Board concluded that the practices of the Adviser were adequate and further concluded that the Adviser had sufficient quality and depth of personnel, resources, and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of the management services provided by the Adviser to each of the Funds were satisfactory and reliable.

With respect to the Sub-Adviser, the Board considered the experience and performance of the Sub-Adviser’s portfolio management team, research staff, and compliance program. The Board considered that the Sub-Adviser has over $1.8 billion in assets under management and uses the Funds within other strategies and portfolios it offers as part of a wrap fee advisory arrangement or to other clients via separate accounts. The Board considered the relative sophistication and techniques employed by the Sub-Adviser in designing and executing the investment strategies of each of the Funds. The Board also considered that the Sub-Adviser has not experienced any material compliance issues and that the level of communication between the Adviser and Sub-Adviser is sufficient, and concluded that the Sub-Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Sub-advisory Agreements and that the nature, overall quality and extent of the management services provided by Sub-Adviser to each of the Funds were satisfactory and reliable.

Performance. The Trustees considered that the Adviser generally delegates its day-to-day investment decisions to the Sub-Adviser and does not directly manage the investment decisions of the Funds, however, the Adviser provides support to the Sub-Adviser in the execution of its investment strategy, including with respect to trade oversight, obtaining derivative agreements and reporting to the Board. The Board considered that the Adviser appears to be adequately monitoring the Sub-Adviser’s adherence to each Fund’s investment objective and appears to be carrying out its functions appropriately, including with respect to compliance and trade execution.

With respect to the performance of the Sub-Adviser, the Board considered the performance of each of the Funds compared to their primary benchmark index for various periods.

The Board considered the performance of the Quantified Managed Bond Fund, noting that the Fund underperformed the Barclay Aggregate Bond Index by 5.43% and 3.39% for the one-year and since inception (August 9, 2013) periods ended March 31, 2015, respectively. The Board considered that the Sub-Adviser attributed the Fund’s underperformance to a variety of factors, and the Board discussed those factors. The Board considered the Sub-Adviser’s actions to correct the Fund’s underperformance, and concluded the steps appeared reasonable.

The Quantified Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2015

The Board considered the performance of the Quantified Alternative Investment Fund, noting that the Fund underperformed the Morningstar Multi-Alternative Index by 1.93% for the year ended March 31, 2015, but has outperformed the Index by 3.52% for the since inception (August 9, 2013) period ended March 31, 2015. The Board considered that the Sub-Adviser has identified factors that negatively impacted performance, and has taken corrective actions.

The Board next considered the performance of the Quantified Market Leaders Fund, noting that the Fund underperformed the Wilshire 5000 Index by 5.12% and 6.52% for the one-year and since inception (August 9, 2013) periods ended March 31, 2015, respectively. The Board considered that the Sub-Adviser has factors that negatively impacted performance, and has taken corrective actions. They discussed the relatively short life of the Fund, and agreed that a longer track record will provide more meaningful data for judging performance.

The Board lastly considered the performance of the Quantified All-Cap Equity Fund, noting that the Fund underperformed the S&P 500 Index by 9.70% and 11.56% for the one-year and since inception (August 9, 2013) periods ended March 31, 2015, respectively. The Board considered that the Sub-Adviser had reported that although the Fund had direct exposure to the S&P 500 Index via futures contracts, the Fund’s portfolio was over weighted to small- and mid-cap stocks that did not generate returns in line with that of the S&P 500 Index. The Board further considered that the Sub-Adviser had represented that it had introduced more investment themes for the Fund to allocate to, as well as allocating to investments that focused more on exposure to large-cap stocks. The Board concluded that the adjustments made by the Sub-Adviser appeared reasonable.

The Board took into account the returns generated by each of the Funds and the actions taken by the Sub-Adviser to address Fund underperformance as compared to each Fund’s selected performance benchmark. Based on the information provided, the Board concluded that the Sub-Adviser was taking active steps to improve Fund performance and that the Sub-Adviser’s overall service to the Funds was satisfactory and that the Sub-Adviser was expected to obtain an acceptable level of investment returns to shareholders.

Fees and Expenses. As to the costs of the services rendered by each of the Adviser and Sub-Adviser, the Trustees first considered the level of overall advisory fees charged by each Fund.

With respect to the Quantified Managed Bond Fund, the Board considered that the advisory fee of 0.75% as compared to the Intermediate Term Bond Morningstar category, for funds that were comparable to the size of the Quantified Managed Bond Fund, was higher than average but within the range of comparable funds in the category. With respect to the Quantified All-Cap Equity Fund, the Board considered that the advisory fee of 0.75% as compared to the Mid-Cap Blend Morningstar category, for funds that were comparable to the size of the Quantified All-Cap Equity Fund, was below the mean of the category. With respect to the Quantified Alternative Investment Fund, the Board considered that the advisory fee of 0.75% as compared to the Multi-Alternative Morningstar category, for funds that were comparable to the

The Quantified Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2015

size of the Quantified Alternative Investment Fund, was below the mean of the category. With respect to the Quantified Market Leaders Fund, the Board considered that the advisory fee of 0.75% as compared to the Large Growth Morningstar category, for funds that were comparable to the size of the Quantified Market Leaders Fund, was below the mean of the category.

The Board also considered the allocation of the responsibilities as between the Adviser and Sub-Adviser, noting that the Sub-Adviser is responsible for the management of the Fund’s portfolio and the Adviser provides oversight and support services to the Sub-Adviser as well as trade execution, and reviewed the fees payable to each of the Adviser and Sub-Adviser. The Board considered the allocation of the advisory fee payable to each Fund and the portion retained by the Adviser. The Trustees further noted that the Adviser will only retain between 0.20% and 0.25% of the gross advisory fee for its services to each Fund, with the portion of the management fee retained by the Adviser decreasing as the assets of each Fund, respectively, increase. The Board concluded that the allocation of the advisory fee as between the Adviser and Sub-Adviser and the portion retained by the Adviser was reasonable in relation to the services rendered by the Adviser and Sub-Adviser, respectively, and further concluded that based on the comparison to similarly situated funds, coupled with the Adviser’s experience, expertise, and services provided to the Funds, that the fees to be charged by the Adviser were reasonable and in the best interests of the Funds and their respective shareholders.

Profitability. The Board also considered the profitability of each of the Adviser and Sub-Adviser, respectively, and whether such profits are reasonable in light of the services provided to each of the Funds. The Board reviewed profitability analyses prepared by each of the Adviser and Sub-Adviser for the most recent semi-annual period ended December 31, 2014 and since inception to June 30, 2014 with respect to each of the Funds. The Board considered that current asset levels were reasonably similar to those used in the profit analyses, and that based on such assets levels, that the net profits both in terms of dollar amount and as a percentage of the advisory fee allocable to each of the Adviser and Sub-Adviser were not excessive. The Board also considered that the Sub-Adviser receives revenue for certain shareholder services it provides to the Funds, and that to the extent that such compensation would be considered an additional benefit to the Sub-Adviser due to its relationship with the Funds, that such benefit was not unreasonable in relation to the services provided. The Board concluded that the Adviser’s and Sub-Adviser’s level of profitability from each of the Adviser’s and Sub-Adviser’s relationship with the Fund were reasonable.

Economies of Scale. The Board considered whether the Adviser and Sub-Adviser had realized economies of scale with respect to their management of the Funds. The Trustees reviewed and considered the profitability analyses and selected financial information of each of the Adviser and Sub-Adviser and also took into account the current assets of the Funds. The Board noted that the Adviser has agreed to compensate the Sub-Adviser on an increasing fee scale as an incentive for the Sub-Adviser to provide services to each of the funds in the Trust, including the Funds, and that the Board feels that the structure of the arrangement is appropriate. The Trustees concluded that at current and foreseeable asset levels economies of scale were not a relevant consideration at this time.

The Quantified Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2015

Conclusion. Having requested and received such information from each of the Adviser and Sub-Adviser as the Board believed to be reasonably necessary to evaluate the terms of each of the Advisory Agreement and the Sub-Advisory Agreements, respectively, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements for an additional one-year period was in the best interests of each of the Funds and their current and future shareholders. In considering the Advisory Agreement and the Sub-Advisory Agreements, the Trustees did not identify any one factor as all important, but rather considered these factors collectively in light of each of the Funds’ surrounding circumstances.

The Quantified Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2015

Independent Trustees

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Name, Address [1] and Year of Birth	Position(s) Held with the Trust	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee [2]	Other Directorships Held by Trustee During Last 5 Years
Charles R. Ranson Born: 1947	Trustee	Indefinite, November 2012 to present	President, Charles R. Ranson Consulting, LLC (strategic analysis and planning, including risk assessment and capital formation for entrepreneurial ventures), 2003 – present.	10	None
Felix Rivera Born: 1963	Trustee	Indefinite, November 2012 to present	Managing Partner, Independent Channel Advisors, LLC (investment advisory consultancy), Jan. 2011 - present; Chief Operating Officer, Biondo Investment Advisors, LLC, Apr. 2004 - Dec. 2010.	10	BlueArc Multi-Strategy Fund (since 2014)
Janet P. Ailstock Born: 1948	Trustee	Indefinite, November 2012 to present	Attorney, J. Parker Ailstock, P.A., 1998 – present.	10	None

[1]	Unless otherwise specified, the mailing address of each Trustee is c/o Advisors Preferred Trust, 80 Arkay Dr., Hauppauge, NY 11788.

[2]	The “Fund Complex” consists of the series of the Trust.

The Quantified Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2015

Interested Trustees and Officers

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address [1] and Age	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Last 5 Years
Catherine Ayers- Rigsby Born: 1948	Trustee, Chairman, President	Indefinite; November 2012 to present	CEO, Advisors Preferred, LLC (investment advisor), Apr. 2011 – present; CEO, Ceros Financial Services, Inc. (broker/dealer), Sept. 2009 – present; CEO, Atcap Partners, LLC (broker/dealer), Mar. 2014 – present;	10	None
Brian S. Humphrey Born: 1972	Trustee	Indefinite; November 2012 to present	Sales Director, Ceros Financial Services, Inc. (broker/dealer), Jan. 2011 – present; VP Sales, TD Ameritrade, Inc. (broker/dealer), Feb. 2006 – Dec. 2010	10	None
Kevin E. Wolf Born: 1969	Treasurer	Indefinite; November 2012 to present	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); Vice- President, GemCom, LLC (since 2004).	n/a	n/a
Emile Molineaux Born: 1962	Chief Compliance Officer	Indefinite; November 2012 to present	Northern Lights Compliance Services, LLC (Secretary since 2003 and Senior Compliance Officer since 2011); General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC; Secretary and CCO, Northern Lights Compliance Services, LLC (2003-2011).	n/a	n/a
Richard Malinowski Born: 1983	Secretary	Indefinite; November 2012 to present	AVP, Legal Admin Gemini Fund Services, LLC, Sept. 2012 – present; Vice President and Manager, BNY Mellon Investment Servicing, Inc., May 2006 – Sept. 2012.	n/a	n/a

[1]	Unless otherwise specified, the address of each Trustee and officer is c/o Advisors Preferred Trust, 80 Arkay Dr., Hauppauge, NY 11788.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge by calling toll-free 1-855-647-8268.

PRIVACY NOTICE

Rev. Jan. 2013

FACTS	WHAT DOES ADVISORS PREFERRED TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■	Social Security number	■	Purchase History

	■	Assets	■	Account Balances

	■	Retirement Assets	■	Account Transactions

	■	Transaction History	■	Wire Transfer Instructions

	■	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Advisors Preferred Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Advisors Preferred Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Who we are
Who is providing this notice?	Advisors Preferred Trust
What we do
How does Advisors Preferred Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Advisors Preferred Trust collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Advisors Preferred Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Advisors Preferred Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Advisors Preferred Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Portfolio voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Portfolio uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-747-9555 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-647-8268.

INVESTMENT ADVISOR
Advisors Preferred LLC
1445 Research Blvd., Suite 530
Rockville, MD 20850

SUB-ADVISOR
Flexible Plan Investments, Ltd.
3883 Telegraph Road, Suite 100
Bloomfield Hills, MI 48302

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)	The Registrant’s board of trustees has determined that Felix Rivera is the audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Rivera is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2014 - $50,000

2015 - $50,000

(b)	Audit-Related Fees

2014 - None

2015 - None

(c)	Tax Fees

2014 - $10,000

2015 - $10,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2014 – None

2015 - None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2014 2015

Audit-Related Fees:      100% 100%

Tax Fees:      100% 100%

All Other Fees:      100% 100%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2014 - $10,000

2015 - $10,000

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. Vote of security holders is included under item 1.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Catherine Ayers-Rigsby

Catherine Ayer-Rigsby, President/Principal Executive Officer

Date 9/3/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Catherine Ayers-Rigsby

Catherine Ayers-Rigsby, President/Principal Executive Officer

Date 9/3/15

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Treasurer/Principal Financial Officer

Date 9/3/15